                               ARTICLES OF
Form BCA-2.10                 INCORPORATION
==========================================================================
   (Rev. Jan. 1991)
George H. Ryan
Secretary of State               [STAMP]           SUBMIT IN DUPLICATE!
Department of Business
 Services
Springfield, IL  62756
Telephone (217) 782-6961
=========================                         ========================
Payment must be made by        APR 12 1993         This space for use by
certified check,                                    Secretary of State
cashier's check,              GEORGE H. RYAN
Illinois attorney's         SECRETARY OF STATE    Date 4-12-98
check, Illinois C.P.A's
check or money order,                             Franchise Tax    $25
payable to "Secretary                             Filing Fee       $75
of State."                                                         ---
                                                  Approved:        100
==========================================================================

1.    CORPORATE NAME:   Standard Parking Corporation MW
                     -----------------------------------------------------------

      (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

2.    Initial Registered Agent:   Michael K. Wolf
                               -------------------------------------------------
                                First Name        Middle Initial       Last Name

      Initial Registered office:  555 E. Monroe Street, Ste. 3440
                                ------------------------------------------------
                                Number              Street               Suite #

                                Chicago, Illinois  60603
                                ------------------------------------------------
                                City                Zip Code             County

--------------------------------------------------------------------------------

3.    Purpose or purposes for which the corporation is organized:
      (if not sufficient space to cover this point, add one or more sheets of this size.)

      To transact any or all lawful activities and businesses which are authorized by the Illinois Business Corporation Act of 1983, as amended, and to purchase or otherwise acquire, hold, use, own, mortgage, sell, convey, lease or otherwise dispose of and deal in real and personal property of every class and description or any interest therein.

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

4.    Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                            Number of      Number of      Consideration
                Per Value    Shares     Shares proposed   to be Received
     Class      per Share  Authorized     to be Issued       Therefor
     ---------------------------------------------------------------------
     Common     No Par       100,000          100             $1,000
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                   TOTAL      $1,000

    Paragraph 2: The preferences, qualifications; limitations and special or relative rights in respect of the shares of each class are:
    (if not sufficient space to cover this point, add one or more sheets of this size.)

                                     (over)

5.  OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation:____________________.

              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify:

                   Name                      Residential Address
                ----------------------------------------------------------

                ----------------------------------------------------------

                ----------------------------------------------------------

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6.  OPTIONAL: (a) It is estimated that the value of all
                  property to be owned by the corporation
                  for the following year wherever located
                  will be:                                 $  __________________

              (b) It is estimated that the value of the
                  property to be located within the State
                  of Illinois during the following year
                  will be:                                 $  __________________

              (c) it is estimated that the gross amount of
                  business which will be transacted by the
                  corporation during the following year
                  will be:                                 $  __________________

              (d) it is estimated that the gross amount
                  of business in the State of Illinois
                  during the following year will be:       $  __________________

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7.  OPTIONAL: OTHER PROVISIONS
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

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

8. NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalty of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated     April 9, 1993

         Signature and Name                         Address


     1. /s/ Dianne M. Chiappetti           1. 30 South Wacker Drive, 29th Floor
        --------------------------------      ---------------------------------
            Signature                              Street

        Dianne M. Chiappetti                  Chicago, Illinois  60606-7434
        --------------------------------      ---------------------------------
           (Type or Print Name)               City/Town    State     Zip Code


     2.                                  2.
        --------------------------------      ---------------------------------
            Signature                              Street


        --------------------------------      ---------------------------------
           (Type or Print Name)               City/Town    State     Zip Code


     3.                                  3.
        --------------------------------      ---------------------------------
            Signature                              Street


        --------------------------------      ---------------------------------
           (Type or Print Name)               City/Town    State     Zip Code

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.
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                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25 and a maximum of $1,000,000.

o     The filing fee is $75.

o     The minimum total due (franchise tax + filing fee) is $100.
      (Applies when the Consideration to be Received is as set forth in Item 4 does not exceed $16,667)

o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State            Springfield, IL 62756
      Department of Business Services        Telephone (217) 782-6961

File #  D5726-252-4

---------------------------
  Form BCA-5.10
       NFP-105.10
    (Rev. Jan. 1995)
---------------------------

  George H. Ryan
  Secretary of State
  Department of Business
  Services Springfield, IL 62756
  Telephone (217) 782-3647

---------------------------
       STATEMENT OF
         CHANGE
   OF REGISTERED AGENT
    AND/OR REGISTERED
         OFFICE

---------------------------
       [STAMPED]


         PAID

     MAR 28 1996

        FILED

     MAR 28 1996

   GEORGE H. RYAN
  SECRETARY OF STATE

---------------------------
   SUBMIT IN DUPLICATE
---------------------------
  This space for use by
   Secretary of State

Date        3/28/96

Filing Fee  $5

Approved:

---------------------------
Remit payment in check or
money order, payable to
"Secretary of State."
---------------------------

1.    CORPORATE NAME: Standard Parking Corporation MW
                     -----------------------------------------------------------

2.    STATE OF COUNTRY OF INCORPORATION: Illinois
                                        ----------------------------------------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

            Registered Agent  Michael                K.               Wolf
                              --------------------------------------------------
                              First Name         Middle Name        Last Name

            Registered Office 55 E. Monroe St.,  Suite 3440
                              --------------------------------------------------
                              Number   Street    Suite No. (A P.O. Box alone is
                                                            not acceptable)

                              Chicago            60603                Cook
                              --------------------------------------------------
                              City              Zip Code             County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

            Registered Agent  Michael                K.               Wolf
                              --------------------------------------------------
                              First Name         Middle Name        Last Name

         Registered Office    200 E. Randolph Dr., Suite 4800
                              --------------------------------------------------
                              Number   Street    Suite No. (A P.O. Box alone is
                                                            not acceptable)

                              Chicago             60601               Cook
                              --------------------------------------------------
                              City              Zip Code             County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.    The above change was authorized by: ("X" one box only)

      a.    |_| By resolution duly adopted by the board of directors. (Note 5)
      b.    |X| By action of the registered agent. (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.    (If authorized by the board of directors, sign here. See Note 5).

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalty of perjury, that the facts stated herein are true.

Dated                  19
     ----------------    --  ---------------------------------------------------
                                          (Exact Name of Corporation)

attested by                               by
           ----------------------------     ------------------------------------
           (Signature of Secretary or           (Signature of Vice President)
              Assistant Secretary)


           ----------------------------     ------------------------------------
          (Type or Print Name and Title)       (Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)

      The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated February 29        1996           /s/ Michael K. Wolf
     ----------------    ----       --------------------------------------------
                                      (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address: a post office box number alone is not acceptable.

3.    A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the registered agent reports such a change, this statement must be signed by the registered agent.